UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 12, 2008
Date of Report (date of earliest event reported)

TAILWIND FINANCIAL INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-135790 (Commission File Number)	13-4338095 (IRS Employer Identification Number)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3
(Address of principal executive offices, including zip code)

(416) 601-2422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.  Other Events.

On June 4, 2008, Tailwind Financial Inc. (“Tailwind”) and Asset Alliance Corporation (“Asset Alliance”) entered into a Waiver and Consent (the “Waiver”) with respect to certain provisions of that Agreement and Plan of Merger (the “Agreement”) dated as of January 8, 2008, by and among Tailwind, TWF Acquisition Corporation and Asset Alliance, filed with the Securities and Exchange Commission as Exhibit 1.1 to Tailwind’s Current Report on Form 8-K filed on January 9, 2008. Pursuant to the Waiver, (i) Tailwind consented to certain actions by Asset Alliance and its affiliates which actions would be deemed a violation of Section 5.3(a) of the Agreement, provided that Asset Alliance may not enter into an agreement with any third party pursuant thereto, (ii) Asset Alliance waived certain prohibitions on Tailwind and its affiliates contained in Section 5.3(b) of the Agreement, provided that Tailwind may not enter into an agreement with any third party pursuant thereto, and (iii) Tailwind waived its exclusive rights under Section 7.1(b) of the Agreement to extend the term of the Agreement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED MERGER AND REQUIRED STOCKHOLDER APPROVAL, TAILWIND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A REGISTRATION STATEMENT ON FORM S-4, WHICH INCLUDES A PRELIMINARY PROSPECTUS RELATING TO THE TAILWIND SHARES TO BE ISSUED IN CONNECTION WITH THE MERGER AND A PRELIMINARY PROXY STATEMENT. TAILWIND STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER RELEVANT MATERIALS AS THEY CONTAIN IMPORTANT INFORMATION ABOUT TAILWIND, ASSET ALLIANCE AND THE MERGER WITH ASSET ALLIANCE, AND ABOUT THE SECURITY HOLDINGS OF THE TAILWIND OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. TAILWIND STOCKHOLDERS MAY OBTAIN A FREE COPY OF SUCH FILINGS AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF SUCH FILINGS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO TAILWIND FINANCIAL INC., BCE PLACE, 181 BAY STREET, SUITE 2040, TORONTO, ONTARIO, CANADA M5J 2T3. THE DEFINITIVE PROXY STATEMENT AND FINAL PROSPECTUS ARE NOT CURRENTLY AVAILABLE.

PARTICIPANTS IN SOLICITATION

TAILWIND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND ASSET ALLIANCE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE HOLDERS OF TAILWIND COMMON STOCK IN RESPECT OF THE PROPOSED MERGER. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF TAILWIND IS SET FORTH IN THE ANNUAL REPORT ON FORM 10-K FOR TAILWIND’S MOST RECENT FISCAL YEAR ENDED JUNE 30, 2007, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2007, AND TAILWIND’S REGISTRATION STATEMENT ON FORM S-4. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTEREST OF SUCH PARTICIPANTS BY READING THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILWIND FINANCIAL INC.

Date: June 12, 2008	By:	/s/ Andrew A. McKay
Name: Andrew A. McKay
Title: Chief Executive Officer